  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14C INFORMATION STATEMENT

Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

☒ Preliminary Information Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐Definitive Information Statement

DYNAMIC VENTURES CORP.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

☒ No fee required
☐ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1. Title of each class of securities to which transaction applies:

2. Aggregate number of securities to which transaction applies:

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

4. Proposed maximum aggregate value of transaction

5. Total fee paid

☐ Check box if any party of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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DYNAMIC VENTURES CORP.
8776 E Shea Blvd.
Suite B3A-615
Scottsdale, AZ 85260
(480) 968-0207

NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT

To the Stockholders of Dynamic Ventures Corp.:

This Information Statement is furnished to the stockholders of Dynamic Ventures Corp., a Delaware corporation (“Dynamic Ventures” or the “Corporation”), in connection with our prior receipt of approval by written consent in lieu of a special meeting, of the holders of a majority of our common stock of (i) the Dynamic Ventures 2012 Stock Incentive Plan (the “2012 Stock Incentive Plan”) and (ii) an amendment to our Certificate of Incorporation (the “Amendment”) to authorize the creation of 10,000,000 of the Dynamic Ventures 200,000,000 authorized shares as “blank check” preferred stock to be designated in such series or classes as the board of directors of the Corporation shall determine.

On January 20, 2012, Dynamic Ventures obtained the approval of the 2012 Stock Incentive Plan and the Amendment, by written consent of stockholders that are  the record owners of 34,391,250 shares of common stock in the aggregate, which represented over 50% of the voting power as of January 20, 2012.  The 2012 Stock Incentive Plan and the filing of the Amendment with the Delaware Secretary of State cannot be effectuated until 20 days after the mailing of this Information Statement.

DYNAMIC VENTURES IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO NOT SEND A PROXY.   Because the written consent of the holders of a majority of our voting power satisfies all applicable stockholder voting requirements, we are not asking for a proxy: please do not send us one.

Only stockholders of record at the close of business on January 20, 2012 (the “Record Date”) shall be given a copy of this Information Statement.  The date on which this Information Statement will be sent to stockholders will be on or about February __, 2012.

This Information Statement is for information purposes only.  Please read it carefully.

By Order of the Board of Directors

/s/ Paul Kalkbrenner
Paul Kalkbrenner
Chief Executive Officer

February 3, 2012

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This information statement (this “Information Statement”) is being furnished to all holders of the common stock of Dynamic Ventures in connection with the proposed action by written consent to authorize the approval of (i) the Dynamic Ventures 2012 Stock Incentive Plan and (ii) an amendment of our Certificate of Incorporation to authorize the creation of 10,000,000 shares of “blank check” preferred stock.

ITEM 1.

INFORMATION STATEMENT

This Information Statement is being furnished to all holders of the common stock of Dynamic Ventures, in connection with resolutions of the board of directors, as approved by the written consent of the holders of in excess of 50% of the voting rights of the shareholders of Dynamic Ventures as of the Record Date, and provides public notice of the approval of the adoption of the 2012 Stock Incentive Plan and the Amendment.

The board of directors has unanimously approved the 2012 Stock Incentive Plan and the Amendment, and shareholders owning approximately 62% of  the outstanding voting securities of Dynamic Ventures as of the Record Date, have adopted, ratified and approved the proposed actions. No other votes are required or necessary to effectuate the proposed actions.  See the caption "Vote Required for Approval" below. Such action by our shareholders will be effective 20 calendar days after the date this Information Statement is first mailed to our shareholders and after the filing of the Amendment and required notices with the Delaware Secretary of State's office and the State of Delaware.

The Annual Report on Form 10-K for the year ended December 31, 2010, and any reports on Form 8-K and Form 10-Q filed by Dynamic Ventures during the past year with the Securities and Exchange Commission (the “SEC”) may be viewed on the SEC’s website at www.sec.gov in the Edgar Archives. Dynamic Ventures is presently current in the filing of all reports required to be filed by it. See the caption “Where You Can Find More Information” below.

QUESTIONS AND ANSWERS REGARDING THE ACTIONS

Q. WHY HAS THE PROPOSAL BEEN MADE TO ADOPT A STOCK INCENTIVE PLAN?

A. Our board of directors believes that the adoption of the 2012 Stock Incentive Plan will increase our ability to attract and retain talented employees, consultants and directors and thereby enhance our growth and profitability.

Q. WHY HAS THE PROPOSAL BEEN MADE TO AMEND OUR CERTIFICATE OF INCORPORATION?

A. Our board of directors believes that the Amendment will increase our ability to attract investors and thereby successfully execute our business strategy.

 Q. HAS THE BOARD OF DIRECTORS APPROVED THE PROPOSALS TO ADOPT THE PROPOSED STOCK INCENTIVE PLAN AND AMEND OUR CERTIFICATE OF INCORPORATION?

A. All members of the board of directors have approved the proposed stock incentive plan and amendment of our Certificate of Incorporation as they are in the best interests of Dynamic Ventures and the best interests of the current shareholders of Dynamic Ventures.

Q. WHAT VOTE OF THE SHAREHOLDERS WILL RESULT IN THE PROPOSALS BEING PASSED?

A. To approve the proposals, the affirmative vote of a majority of the voting rights of the common stock and other shares holding voting rights is required. Consents in favor of the proposals have already been received from shareholders holding approximately 62% of the voting securities of Dynamic Ventures.

Q. WHO IS PAYING FOR THIS INFORMATION STATEMENT?

A. Dynamic Ventures will pay for the delivery of this Information Statement.

Q. WHOM SHOULD I CONTACT IF I HAVE ADDITIONAL QUESTIONS?

A: David Brown, Chief Operating Officer of Dynamic Ventures Corp., telephone: (480) 968-0207.

VOTE REQUIRED FOR APPROVAL

The board of directors of Dynamic Ventures has adopted, ratified and approved the proposal to authorize the adoption of the 2012 Stock Incentive Plan and the Amendment, and shareholders of the Company holding a majority of the voting power on the Record Date have approved the adoption of the 2012 Stock Incentive Plan and the Amendment.

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ADOPTION OF 2012 STOCK INCENTIVE PLAN

BACKGROUND AND PURPOSE

The board of directors has adopted the 2012 Stock Incentive Plan. The board of directors recommended that the 2012 Stock Incentive Plan be adopted, assumed and approved by our stockholders.  The holders of a majority of our outstanding common stock as of January 20, 2012 have consented to the adoption of the 2012 Stock Incentive Plan.

The purpose of the 2012 Stock Incentive Plan is to increase our ability to attract and retain talented employees, consultants and directors and thereby enhance our growth and profitability. Under the 2012 Stock Incentive Plan, options to purchase common stock, including incentive stock options, restricted stock awards and other equity-based compensation, may be awarded to directors, officers, employees, consultants or other agents.

Stockholder approval of the 2012 Stock Incentive Plan is required for purposes of compliance with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

The following is a summary of the principal features of the 2012 Stock Incentive Plan. This summary is qualified in its entirety by reference to the complete text of the 2012 Stock Incentive Plan, which is attached hereto as an exhibit.  Shareholders are urged to read the actual text of the 2012 Stock Incentive Plan in its entirety.

Purpose of the 2012 Stock Incentive Plan

The board of directors believes that the 2012 Stock Incentive Plan is necessary for the Company to attract, retain and motivate its employees, directors and consultants through the grant of stock options, stock appreciation rights, restricted stock and restricted stock units. We believe the 2012 Stock Incentive Plan is best designed to provide the proper incentives for our employees, directors and consultants, ensures our ability to make performance-based awards, and meets the requirements of applicable law. There are currently 16 individuals that would be eligible to participate in the 2012 Stock Incentive Plan, of which 4 are directors or executive officers and 12 are employees.

Administration

The 2012 Stock Incentive Plan generally will be administered by our board of directors, which may delegate administration of the 2012 Stock Incentive Plan to the compensation committee of our board of directors. The administrator of the 2012 Stock Incentive Plan will have full authority to establish rules and regulations for the proper administration of the 2012 Stock Incentive Plan, to select the employees, directors and consultants to whom awards are granted, and to set the date of grant, the type of award and the other terms and conditions of the awards, consistent with the terms of the 2012 Stock Incentive Plan. The administrator of the 2012 Stock Incentive Plan may modify outstanding awards as provided in the Plan.

Limitation on Awards and Shares Available

As of the date of this Information Statement, there are 7,500,000 shares of our common stock reserved for grants that may be made under the 2012 Stock Incentive Plan. This number will not be increased unless it is in connection with an amendment to the 2012 Stock Incentive Plan that is approved by a majority of the Company’s stockholders.

Eligibility

Persons eligible to participate in the 2012 Stock Incentive Plan include all of our employees, directors and consultants.

Awards

The 2012 Stock Incentive Plan provides for the grant of: (i) incentive stock options; (ii) nonqualified stock options; (iii) stock appreciation rights; (iv) restricted stock; (v) restricted stock units; and (vi) other stock-based awards to eligible individuals. The terms of the awards will be set forth in an award agreement, consistent with the terms of the 2012 Stock Incentive Plan. No stock option will be exercisable later than ten years after the date it is granted. The 2012 Stock Incentive Plan administrator is authorized to grant awards intended to qualify as “performance-based compensation” under Section 162 (m) of the Code.

Stock Options. The 2012 Stock Incentive Plan administrator may grant incentive stock options as defined in Section 422 of the Code, and nonqualified stock options. Options shall be exercisable for such prices, shall expire at such times, and shall have such other terms and conditions as the 2012 Stock Incentive Plan administrator may determine at the time of grant and as set forth in the award agreement; however, the exercise price must be at least equal to 100% of the fair market value at the date of grant. The option price is payable in cash or other consideration acceptable to the Company.

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Stock Appreciation Rights. The 2012 Stock Incentive Plan administrator may grant stock appreciation rights with such terms and conditions as the administrator may determine at the time of grant and as set forth in the award agreement. The grant price of a stock appreciation right shall be determined by the administrator and shall be specified in the award agreement; however, the grant price must be at least equal to 100% of the fair market value of a share on the date of grant. Stock appreciation rights may be exercised upon such terms and conditions as are imposed by the 2012 Stock Incentive Plan administrator and as set forth in the stock appreciation rights award agreement.

Restricted Stock. Restricted stock may be granted in such amounts and subject to the terms and conditions as determined by the 2012 Stock Incentive Plan administrator at the time of grant and as set forth in the award agreement. The administrator may impose performance goals for restricted stock. The administrator may authorize the payment of dividends on the restricted stock during the restricted period.

Other Awards. The 2012 Stock Incentive Plan administrator may grant other types of equity-based or equity-related awards not otherwise described by the terms of the 2012 Stock Incentive Plan, in such amounts and subject to such terms and conditions, as the administrator shall determine. Such awards may be based upon attainment of performance goals established by the administrator and may involve the transfer of actual shares to participants, or payment in cash or otherwise of amounts based on the value of shares.

AMENDMENT OF CERTIFICATE OF INCORPORATION

The amendment of our Certificate of Incorporation will create 10,000,000 authorized shares of “blank check” preferred stock.  Our Certificate of Incorporation does not currently authorize a class of preferred stock.  However, we believe that for us to successfully execute our business strategy it may be preferable or necessary to issue preferred stock to investors.  Preferred stock usually grants the holders certain preferential rights in voting, dividends, liquidation or other rights in preference over the common stock.  Accordingly, in order to grant us the flexibility to issue our equity securities in the manner best suited for Dynamic Ventures, or as may be required by the capital markets, the Amendment will create 10,000,000 authorized shares of “blank check” preferred stock for us to issue.

The term “blank check” refers to preferred stock, the creation and issuance of which is authorized in advance by the shareholders, and the terms, rights and features of which are determined by our board of directors upon issuance.  The authorization of such blank check preferred stock would permit our board of directors to authorize and issue preferred stock from time to time in one or more series with such rights and preferences as determined by the board of directors in their discretion.

The Amendment would give our board of directors flexibility, without further shareholder action, to issue preferred stock on such terms and conditions as the board of directors deems to be in the best interests of Dynamic Ventures and its shareholders.

Subject to the provisions of our proposed Certificate of Amendment to the Certificate of Incorporation and the limitations prescribed by law, our board of directors would be expressly authorized, at its discretion, to adopt resolutions to issue shares, to fix the number of shares constituting any series and to provide for the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the preferred stock, in each case without any further action or vote by the shareholders. Our board of directors would be required to make any determination to issue shares of preferred stock based on its judgment as to the best interests of Dynamic Ventures and its shareholders.

The Amendment will provide Dynamic Ventures with increased financial flexibility in meeting future capital requirements by providing another type of security in addition to our common stock, as it will allow preferred stock to be available for issuance from time to time and with such features as determined by our board of directors for any proper corporate purpose. It is anticipated that such purposes may include exchanging preferred stock for common stock and, without limitation, may include the issuance for cash as a means of obtaining capital for our use, or issuance as part or all of the consideration required to be paid by us for acquisitions of other businesses or assets.

Issuance by Dynamic Ventures of preferred stock could dilute both the equity interests and the earnings per share of existing holders of our common stock. Such dilution may be substantial, depending upon the amount of shares issued. The newly authorized shares of preferred stock could also have voting power superior to the common stock, and therefore would have a dilutive effect on the voting power of existing shareholders.

Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of Dynamic Ventures by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of Dynamic Ventures. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of Dynamic Ventures by means of a tender offer, proxy contest, merger or otherwise. Such issuances could therefore deprive shareholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of preferred stock to persons friendly to the board of directors could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to shareholders generally.

While the Amendment may have anti-takeover ramifications, our board of directors believes that the financial flexibility offered by the Amendment outweighs any disadvantages. To the extent that the Amendment may have anti-takeover effects, the Amendment may encourage persons seeking to acquire Dynamic Ventures to negotiate directly with the board of directors, enabling the board of directors to consider the proposed transaction in a manner that best serves our shareholders’ interests.

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There are currently no plans, arrangements, commitments or understandings for the issuance of shares of preferred stock.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The board of directors fixed the close of business on January 20, 2012 as the record date for the determination of the shareholders entitled to notice of the action by written consent.

As of January 20, 2012, Dynamic Ventures had issued and outstanding 55,622,117 shares of common stock. Shareholders holding controlling interests equaling not less than fifty percent (50%) of voting rights of the securities of Dynamic Ventures, as of the Record Date, have consented to the action required to adopt the 2012 Stock Incentive Plan and the Amendment.

SECURITY OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS AND FIVE PERCENT STOCKHOLDERS

The following table sets forth certain information concerning the ownership of the Company's common stock as of January 20, 2012, with respect to: (i) each person known to the Company to be the beneficial owner of more than five percent of the Company’s common stock; (ii) all directors and executive officers; and (iii) directors and executive officers of the Company as a group. The notes accompanying the information in the table below are necessary for a complete understanding of the figures provided below. As of January 20, 2012, there were 55,622,117 shares of common stock issued and outstanding and no shares of preferred stock issued and outstanding.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
Common Stock	Paul Kalkbrenner Chief Executive Officer, President and Director c/o Dynamic Ventures Corp. 8776 E Shea Blvd. Suite B3A-615 Scottsdale, AZ 85260	5,568,750 (1)	10%

Common Stock	David C. Brown Chief Operating Officer and Director c/o Dynamic Ventures Corp. 8776 E Shea Blvd. Suite B3A-615 Scottsdale, AZ 85260	13,972,500 (2)	25%

Common Stock	Mark Summers Chief Financial Officer c/o Dynamic Ventures Corp. 8776 E Shea Blvd. Suite B3A-615 Scottsdale, AZ 85260	4,850,000	8.7%

Common Stock	Laurence Luke c/o Dynamic Ventures Corp. 8776 E Shea Blvd. Suite B3A-615 Scottsdale, AZ 85260	0 (3)	0%
Common Stock	Al Cain c/o Dynamic Ventures Corp. 8776 E Shea Blvd. Suite B3A-615 Scottsdale, AZ 85260	10,000,000(4)	18%
All Officers and Directors as a Group (4 persons)		24,391,250	43.9%

(1) Shares are held by Paul Kalkbrenner through K4K Holdings Inc.
(2) Shares are held by David C. Brown through DMEB Investments LLC.
(3) Does not include options exercisable for 1,000,000 shares of common stock that vest over a three year period with one third vesting on each one year anniversary of the grant date.
(4) Shares are held by Al Cain through 21829251 ONTARIO INC. Mr. Cain resigned from the board in May, 2011.

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INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director, executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in any action covered by the related resolutions adopted by the board of directors, which is not shared by all other stockholders.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our Company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the Securities and Exchange Commission.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance with the Securities Exchange Act, we file periodic reports, documents, and other information with the Securities and Exchange Commission relating to our business, financial statements, and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549. Our SEC filings are also available to the public on the SEC’s website at http://www.sec.gov.

INCORPORATION OF FINANCIAL INFORMATION

We “incorporate by reference” into this Information Statement the information in certain documents we file with the SEC, which means that we can disclose important information to you by referring you to those documents. We incorporate by reference into this Information Statement the following documents we have previously filed with the SEC: our annual report on Form 10-K for the year ended December 31, 2010 and quarterly reports on Form 10-Q for the past quarters ended March 31, 2011, June 30, 2011 and September 30, 2011, and any reports on Form 8-K or other forms which have been filed with the SEC. All of these forms may be accessed through the EDGAR archives, at www.sec.gov.

Only one Information Statement is being delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. We will undertake to deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make a written or oral request by sending a written notification to our principal executive offices at 8776 E Shea Blvd., Suite B3A-615, Scottsdale, AZ 85260 stating your name, your shared address, and the address to which we should direct the additional copy of the Information Statement or by calling our principal executive offices. If multiple stockholders sharing an address have received one copy of this Information Statement and would prefer us to mail each stockholder a separate copy of future mailings, you may send notification to or call our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of that request may also be made by mail or telephone call to our principal executive offices.

Dated: February __, 2012

By Order of the Board of Directors

/s/ Paul Kalkbrenner
Paul Kalkbrenner, President, Chief Executive Officer and Director

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APPENDICES

Exhibit A –	Written Consent of the Majority Shareholders

Exhibit B -	2012 Stock Incentive Plan

Exhibit C -	Certificate of Amendment to Certificate of Incorporation

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Exhibit A

WRITTEN CONSENT
OF THE MAJORITY SHAREHOLDERS
OF
DYNAMIC VENTURES CORP.

The undersigned, being the majority of the shareholders of Dynamic Ventures Corp., a Delaware corporation (the “Corporation”), and acting by written consent in lieu of a meeting in accordance with Section 228 of the Delaware General Corporation Law, resolve as follows:

RESOLVED, that the 2012 Stock Incentive Plan of the Corporation, in the form attached hereto (the “Plan”), be, and hereby is, approved; and

FURTHER RESOLVED, that the Certificate of Amendment to the Certificate of Incorporation of the Corporation, in the form attached hereto (the “Amendment”), be, and hereby is, approved and the appropriate officers of the Corporation be, and hereby are, authorized, empowered and directed to file the Amendment on behalf of the Corporation with the Secretary of State of the State of Delaware and to make all filings necessary in connection therewith with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned majority shareholders of the Corporation have executed this Statement of Action by Written Consent as of the 20th day of January, 2012.

/s/ Paul Kalkbrenner
Paul Kalkbrenner

/s/ David Brown
David Brown

/s/ Al Cain
Al Cain

/s/ Mark Summers
Mark Summers

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Exhibit B

DYNAMIC VENTURES CORP.
2012 Stock Incentive Plan

ARTICLE I
GENERAL

1.1 Purpose

       The purpose of the Dynamic Ventures Corp. 2012 Stock Incentive Plan (the “Plan”) is to provide an incentive for the employees, directors, and consultants to Dynamic Ventures Corp. (the “Company” or “Dynamic Ventures”) and its subsidiaries an incentive: (a) to enter into and remain in the service of the Company, (b) to enhance the long-term performance of the Company, and (c) to acquire a proprietary interest in the success of the Company.

1.2 Administration

       1.2.1 The Plan shall be administered by the Board of Directors of the Company (the “Board”), which shall consist of not less than two directors. To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934 (the “1934 Act”), all actions relating to awards to persons subject to Section 16 of the 1934 Act shall be taken by the Board unless each person who serves on the Board is a “non-employee director” within the meaning of Rule 16b-3 or such actions are taken by the Board comprised solely of “non-employee directors”. To the extent required for compensation realized from awards under the Plan to be deductible by the Company pursuant to section 162(m) of the Internal Revenue Code of 1986 (the “Code”), the members of the Board shall be “outside directors” within the meaning of section 162(m).

       1.2.2 The Board shall have the authority: (a) to exercise all of the powers granted to it under the Plan, (b) to construe, interpret and implement the Plan and any Plan Agreements executed pursuant to Section 2.1, (c) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) to make all determinations necessary or advisable in administering the Plan, (e) to correct any defect, supply any omission and reconcile any inconsistency in the Plan, (f) to amend the Plan to reflect changes in applicable law, (g) to determine whether, to what extent and under what circumstances awards may be settled or exercised in cash, shares of the Company’s common stock, par value $.001 (the “Common Stock” or the "Stock"), other securities, other awards or other property, or canceled, forfeited or suspended and the method or methods by which awards may be settled, canceled, forfeited or suspended, and (h) to determine whether, to what extent and under what circumstances cash, shares of the Common Stock, other securities, other awards or other property and other amounts payable with respect to an award shall be deferred either automatically or at the election of the holder thereof or of the Board.

       1.2.3 Actions of the Board shall be taken by the vote of a majority of its members. Any action may be taken by a written instrument signed by a majority of the Board members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting.

       1.2.4 The determination of the Board on all matters relating to the Plan or any Plan Agreement shall be final, binding and conclusive.

       1.2.5 No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder.

1.3 Persons Eligible for Awards

       Awards under the Plan may be made to such directors, officers and other employees of the Company and its subsidiaries (including prospective employees conditioned on their becoming employees), and to such consultants to the Company and its subsidiaries (collectively, “key persons”) as the Board shall in its discretion select.

1.4 Types of Awards Under the Plan

       Awards may be made under the Plan in the form of: (a) incentive stock options (within the meaning of section 422 of the Code), (b) nonqualified stock options, (c) stock appreciation rights, (d) restricted stock, (e) restricted stock units, and (f) other stock-based awards, all as more fully set forth in Article II. The term “award” means any of the foregoing. No incentive stock option may be granted to a person who is not an employee of the Company on the date of grant.

1.5 Shares Available for Awards

       1.5.1 The total number of shares of the Common Stock which may be transferred pursuant to awards granted under the Plan shall not exceed 7,500,000. Such shares may be authorized but unissued shares of the Common Stock or authorized and issued shares of the Common Stock held in the Company’s treasury or acquired by the Company for the purposes of the Plan. The Board may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan. If, after the effective date of the Plan, any award is forfeited or any award otherwise terminates or is cancelled without the delivery of shares of Stock, then the shares covered by such award or to which such award relates shall again become available for transfer pursuant to awards granted or to be granted under this Plan. Any shares of Stock delivered by the Company, any shares of Stock with respect to which awards are made by the Company and any shares of Stock with respect to which the Company becomes obligated to make awards, through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity, shall not be counted against the shares available for awards under this Plan.

       1.5.2 Upon certain changes in Stock, the number of shares of Stock available for issuance with respect to awards under the Plan, as set forth in Sections 1.5.1 and 1.5.3, shall be adjusted pursuant to Section 3.7.1.

       1.5.3 Except as provided in this Section 1.5 and in Section 2.3.7, there shall be no limit on the number or the value of the shares of Stock that may be subject to awards to any individual under the Plan.

1.6 Definitions of Certain Terms

       1.6.1 The “Fair Market Value” of a share of Stock on any day shall be determined as follows.

       (a) If the principal market for the Stock (the “Market”) is a national securities exchange or the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) Market, the last sale price or, if no reported sales take place on the applicable date, the average of the high bid and low asked price of Stock as reported for such Market on such date or, if no such quotation is made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date;

       (b) If the Market is the Over the Counter Bulletin Board or another market, the average of the high bid and low asked price for Stock on the applicable date, or, if no such quotations shall have been made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date; or

       (c) In the event that neither paragraph (a) nor (b) shall apply, the Fair Market Value of a share of Stock on any day shall be determined in good faith by the Board.

       1.6.2 The term “incentive stock option” means an option that is intended to qualify for special federal income tax treatment pursuant to sections 421 and 422 of the Code, as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Plan Agreement. Any option that is not specifically designated as an incentive stock option shall under no circumstances be considered an incentive stock option. Any option that is not an incentive stock option is referred to herein as a “nonqualified stock option.”

       1.6.3 The term “employment” means, in the case of a grantee of an award under the Plan who is not an employee of the Company, the grantee’s association with the Company or a subsidiary as a director, consultant or otherwise.

       1.6.4 A grantee shall be deemed to have a “termination of employment” upon ceasing to be employed by the Company and all of its subsidiaries or by a corporation assuming awards in a transaction to which section 424(a) of the Code applies. The Board may in its discretion determine (a) whether any leave of absence constitutes a termination of employment for purposes of the Plan, (b) the impact, if any, of any such leave of absence on awards theretofore made under the Plan, and (c) when a change in a non-employee’s association with the Company constitutes a termination of employment for purposes of the Plan. The Board shall have the right to determine whether the termination of a grantee’s employment is a dismissal for cause and the date of termination in such case, which date the Board may retroactively deem to be the date of the action that is cause for dismissal. Such determinations of the Board shall be final, binding and conclusive.

       1.6.5 The term “cause,” when used in connection with termination of a grantee’s employment, shall have the meaning set forth in any then-effective employment agreement between the grantee and the Company or a subsidiary thereof. In the absence, of or in addition to, as the case may be, such an employment agreement provision, “cause” means: (a) conviction of any crime (whether or not involving the Company) constituting a felony in the jurisdiction involved; (b) conviction of any crime involving moral turpitude; (c) material violation of the Company’s policies, including, without limitation, those relating to sexual harassment or the disclosure or misuse of confidential information; or (d) serious neglect or misconduct in the performance of the grantee’s duties for the Company or a subsidiary or willful or repeated failure or refusal to perform such duties; in each case as determined by the Board, which determination shall be final, binding and conclusive.

ARTICLE II
AWARDS UNDER THE PLAN

2.1 Agreements Evidencing Awards

       Each award granted under the Plan shall be evidenced by a written agreement (“Plan Agreement”) which shall contain such provisions as the Board in its discretion deems necessary or desirable. Such provisions may include, without limitation, a requirement that the grantee become a party to a shareholders’ agreement with respect to any shares of Stock acquired pursuant to the award, a requirement that the grantee acknowledge that such shares are acquired for investment purposes only, and a right of first refusal exercisable by the Company in the event that the grantee wishes to transfer any such shares. The Board may grant awards in tandem with or in substitution for any other award or awards granted under this Plan or any award granted under any other plan of the Company or any subsidiary. Payments or transfers to be made by the Company or any subsidiary upon the grant, exercise or payment of an award may be made in such form as the Board shall determine, including cash, shares of Stock, other securities, other awards or other property and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules established by the Board. By accepting an award pursuant to the Plan, a  grantee thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable Plan Agreement.

2.2 No Rights as a Shareholder

       No grantee of an option or stock appreciation right (or other person having the right to exercise such award) shall have any of the rights of a shareholder of the Company with respect to shares subject to such award until the issuance of a stock certificate to such person for such shares.

2.3 Grant of Stock Options and Stock Appreciation Rights

       2.3.1 The Board may grant incentive stock options and nonqualified stock options (collectively, “options”) to purchase shares of the Common Stock from the Company, to such key persons, in such amounts and subject to such terms and conditions, as the Board shall determine in its discretion, subject to the provisions of the Plan.

       2.3.2 The Board may grant stock appreciation rights to such key persons, in such amounts and subject to such terms and conditions, as the Board shall determine in its discretion, subject to the provisions of the Plan. Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the Plan. A stock appreciation right granted in connection with a nonqualified stock option may be granted at or after the time of grant of such option. A stock appreciation right granted in connection with an incentive stock option may be granted only at the time of grant of such option.

       2.3.3 The grantee of a stock appreciation right shall have the right, subject to the terms of the Plan and the applicable Plan Agreement, to receive from the Company an amount equal to (a) the excess of the Fair Market Value of a share of the Common Stock on the date of exercise of the stock appreciation right over (b) the exercise price of such right as set forth in the Plan Agreement (or over the option exercise price if the stock appreciation right is granted in connection with an option), multiplied by (c) the number of shares with respect to which the stock appreciation right is exercised. Payment upon exercise of a stock appreciation right shall be in cash or in shares of the Common Stock (valued at their Fair Market Value on the date of exercise of the stock appreciation right) or both, all as the Board shall determine in its discretion. Upon the exercise of a stock appreciation right granted in connection with an option, the number of shares subject to the option shall be correspondingly reduced by the number of shares with respect to which the stock appreciation right is exercised. Upon the exercise of an option in connection with which a stock appreciation right has been granted, the number of shares subject to the stock appreciation right shall be correspondingly reduced by the number of shares with respect to which the option is exercised.

          2.3.4 Each Plan Agreement with respect to an option shall set forth the amount (the “option exercise price”) payable by the grantee to the Company upon exercise of the option evidenced thereby. The option exercise price per share shall be determined by the Board in its discretion; provided, however, that the option exercise price of an incentive stock option shall be at least 100% of the Fair Market Value of a share of the Common Stock on the date the option is granted, and provided further that in no event shall the option exercise price be less than the par value of a share of the Common Stock.

       2.3.5 Each Plan Agreement with respect to an option or stock appreciation right shall set forth the periods during which the award evidenced thereby shall be exercisable, whether in whole or in part. Such periods shall be determined by the Board in its discretion; provided, however, that no incentive stock option (or a stock appreciation right granted in connection with an incentive stock option) shall be exercisable more than 10 years after the date of grant.

       2.3.6 The Board may in its discretion include in any Plan Agreement with respect to an option (the “original option”) a provision that an additional option (the “additional option”) shall be granted to any grantee who, pursuant to Section 2.4.2(b), delivers shares of the Common Stock in partial or full payment of the exercise price of the original option. The additional option shall be for a number of shares of the Common Stock equal to the number thus delivered, shall have an exercise price equal to the Fair Market Value of a share of the Common Stock on the date of exercise of the original option, and shall have an expiration date no later than the expiration date of the original option. In the event that a Plan Agreement provides for the grant of an additional option, such Agreement shall also provide that the exercise price of the original option be no less than the Fair Market Value of a share of Stock on its date of grant, and that any shares that are delivered pursuant to Section 2.4.2(b) in payment of such exercise price shall have been held for at least six months.

       2.3.7 To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which incentive stock options granted under this Plan and all other plans of the Company and any subsidiary are first exercisable by any employee during any calendar year shall exceed the maximum limit (currently, $100,000), if any, imposed from time to time under section 422 of the Code, such options shall be treated as nonqualified stock options.

       2.3.8 Notwithstanding the provisions of Sections 2.3.4 and 2.3.5, to the extent required under section 422 of the Code, an incentive stock option may not be granted under the Plan to an individual who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporations (as such ownership may be determined for purposes of section 422(b)(6) of the Code) unless (a) at the time such incentive stock option is granted the option exercise price is at least 110% of the Fair Market Value of the shares subject thereto and (b) the incentive stock option by its terms is not exercisable after the expiration of 5 years from the date it is granted.

2.4 Exercise of Options and Stock Appreciation Rights

       Subject to the provisions of this Article II, each option or stock appreciation right granted under the Plan shall be exercisable as follows:

       2.4.1 Unless the applicable Plan Agreement otherwise provides, an option or stock appreciation right may be exercised from time to time as to all or part of the shares as to which such award is then exercisable (but, in any event, only for whole shares). A stock appreciation right granted in connection with an option may be exercised at any time when, and to the same extent that, the related option may be exercised. An option or stock appreciation right shall be exercised by the filing of a written notice with the Company, on such form and in such manner as the Board shall prescribe.

       2.4.2 Any written notice of exercise of an option shall be accompanied by payment for the shares being purchased. Such payment shall be made: (a) by certified or official bank check (or the equivalent thereof acceptable to the Company) for the full option exercise price; or (b) unless the applicable Plan Agreement provides otherwise, by delivery of shares of the Common Stock (which, if acquired pursuant to exercise of a stock option, were acquired at least six months prior to the option exercise date) and having a Fair Market Value (determined as of the exercise date) equal to all or part of the option exercise price and a certified or official bank check (or the equivalent thereof acceptable to the Company) for any remaining portion of the full option exercise price; or (c) at the discretion of the Board and to the extent permitted by law, by such other provision as the Board may from time to time prescribe.

       2.4.3 Promptly after receiving payment of the full option exercise price, or after receiving notice of the exercise of a stock appreciation right for which payment will be made partly or entirely in shares, the Company shall, subject to the provisions of Section 3.3 (relating to certain restrictions), deliver to the grantee or to such other person as may then have the right to exercise the award, a certificate or certificates for the shares of the Common Stock for which the award has been exercised. If the method of payment employed upon option exercise so requires, and if applicable law permits, a grantee may direct the Company to deliver the certificate(s) to the grantee’s stockbroker.

2.5 Termination of Employment; Death

       2.5.1 Except to the extent otherwise provided in Section 2.5.2 or 2.5.3 or in the applicable Plan Agreement, all options and stock appreciation rights not theretofore exercised shall terminate upon termination of the grantee’s employment for any reason (including death).

       2.5.2 If a grantee’s employment terminates for any reason other than death or dismissal for cause, the grantee may exercise any outstanding option or stock appreciation right on the following terms and conditions: (a) exercise may be made only to the extent that the grantee was entitled to exercise the award on the date of employment termination; and (b) exercise must occur within 90 days after employment terminates, except that this 90 day period shall be increased to one year if the termination is by reason of disability, but in no event after the expiration date of the award as set forth in the Plan Agreement. In the case of an incentive stock option, the term “disability” for purposes of the preceding sentence shall have the meaning given to it by section 422(c)(6) of the Code.

       2.5.3 If a grantee dies while employed by the Company or any subsidiary, or after employment termination but during the period in which the grantee’s awards are exercisable pursuant to Section 2.5.2, any outstanding option or stock appreciation right shall be exercisable on the following terms and conditions: (a) exercise may be made only to the extent that the grantee was entitled to exercise the award on the date of death; and (b) exercise must occur by the earlier of the first anniversary of the grantee’s death or the expiration date of the award. Any such exercise of an award following a grantee’s death shall be made only by the grantee’s executor or administrator, unless the grantee’s will specifically disposes of such award, in which case such exercise shall be made only by the recipient of such specific disposition. If a grantee’s personal representative or the recipient of a specific disposition under the grantee’s will shall be entitled to exercise any award pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Plan and the applicable Plan Agreement which would have applied to the grantee including, without limitation, the provisions of Sections 3.3 and 3.7 hereof.

2.6 Grant of Restricted Stock

       2.6.1 The Board may grant restricted shares of Stock to such key persons, in such amounts, and subject to such terms and conditions as the Board shall determine in its discretion, subject to the provisions of the Plan. Restricted stock awards may be made independently of or in connection with any other award under the Plan. A grantee of a restricted stock award shall have no rights with respect to such award unless such grantee accepts the award within such period as the Board shall specify by executing a Plan Agreement in such form as the Board shall determine and, if the Board shall so require, makes payment to the Company by certified or official bank check (or the equivalent thereof acceptable to the Company) in such amount as the Board may determine.

       2.6.2 Promptly after a grantee accepts a restricted stock award, the Company shall issue in the grantee’s name a certificate or certificates for the shares of the Common Stock covered by the award. Upon the issuance of such certificate(s), the grantee shall have the rights of a shareholder with respect to the restricted stock, subject to the nontransferability restrictions and Company repurchase rights described in Sections 2.6.4 and 2.6.5 and to such other restrictions and conditions as the Board in its discretion may include in the applicable Plan Agreement.

       2.6.3 Unless the Board shall otherwise determine, any certificate issued evidencing shares of restricted stock shall remain in the possession of the Company until such shares are free of any restrictions specified in the applicable Plan Agreement.

       2.6.4 Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in this Plan or the applicable Plan Agreement. The Board at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the nontransferability of the restricted stock shall lapse. Unless the applicable Plan Agreement provides otherwise, additional shares of Stock or other property distributed to the grantee in respect of shares of restricted stock, as dividends or otherwise, shall be subject to the same restrictions applicable to such restricted stock.

       2.6.5 During the 120 days following termination of the grantee’s employment for any reason, the Company shall have the right to require the return of any shares to which restrictions on  transferability apply, in exchange for which the Company shall repay to the grantee (or the grantee’s estate) any amount paid by the grantee for such shares.

2.7 Grant of Restricted Stock Units

       2.7.1 The Board may grant awards of restricted stock units to such key persons, in such amounts, and subject to such terms and conditions as the Board shall determine in its discretion, subject to the provisions of the Plan. Restricted stock units may be awarded independently of or in connection with any other award under the Plan.

       2.7.2 At the time of grant, the Board shall specify the date or dates on which the restricted stock units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. In the event of the termination of the grantee’s employment by the Company and its subsidiaries for any reason, restricted stock units that have not become nonforfeitable shall be forfeited and cancelled. The Board at any time may accelerate vesting dates and otherwise waive or amend any conditions of an award of restricted stock units.

       2.7.3 At the time of grant, the Board shall specify the maturity date applicable to each grant of restricted stock units, which may be determined at the election of the grantee. Such date may be later than the vesting date or dates of the award. On the maturity date, the Company shall transfer to the grantee one unrestricted, fully transferable share of the Common Stock for each restricted stock unit scheduled to be paid out on such date and not previously forfeited. The Board shall specify the purchase price, if any, to be paid by the grantee to the Company for such shares of the Common Stock.

2.8 Other Stock-Based Awards

       The Board may grant other types of stock-based awards (including the grant of unrestricted shares) to such key persons, in such amounts and subject to such terms and conditions, as the Board shall in its discretion determine, subject to the provisions of the Plan. Such awards may entail the transfer of actual shares of the Common Stock to Plan participants, or payment in cash or otherwise of amounts based on the value of shares of the Common Stock.

ARTICLE III
MISCELLANEOUS

3.1 Amendment of the Plan; Modification of Awards

       3.1.1 The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations under any award theretofore made under the Plan without the consent of the grantee (or, after the grantee’s death, the person having the right to exercise the award). For purposes of this Section 3.1, any action of the Board or the Board that alters or affects the tax treatment of any award shall not be considered to materially impair any rights of any grantee.

       3.1.2 Stockholder approval of any amendment shall be obtained to the extent necessary to comply with section 422 of the Code (relating to incentive stock options) or other applicable law or regulation.

       3.1.3 The Board may amend any outstanding Plan Agreement, including, without limitation, by amendment which would accelerate the time or times at which the award becomes unrestricted or may be exercised, or waive or amend any goals, restrictions or conditions set forth in the Agreement. However, any such amendment (other than an amendment pursuant to Section 3.7.2, relating to change in control) that materially impairs the rights or materially increases the obligations of a grantee under an outstanding award shall be made only with the consent of the grantee (or, upon the grantee’s death, the person having the right to exercise the award).

3.2 Tax Withholding

       3.2.1 As a condition to the receipt of any shares of the Common Stock pursuant to any award or the lifting of restrictions on any award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company relating to an award (including, without limitation, FICA tax), the Company shall be entitled to require that the grantee remit to the Company an amount sufficient in the opinion of the Company to satisfy such withholding obligation.

       3.2.2 If the event giving rise to the withholding obligation is a transfer of shares of the Common Stock, then, unless otherwise specified in the applicable Plan Agreement, the grantee may satisfy the withholding obligation imposed under Section 3.2.1 by electing to have the Company withhold shares of the Common Stock having a Fair Market Value equal to the amount of tax to be withheld. For this purpose, Fair Market Value shall be determined as of the date on which the amount of tax to be withheld is determined (and any fractional share amount shall be settled in cash).

3.3 Restrictions

       3.3.1 If the Board shall at any time determine that any consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a “plan action”), then such plan action shall not be taken, in whole or in part, unless and until such consent shall have been effected or obtained to the full satisfaction of the Board.

       3.3.2 The term “consent” as used herein with respect to any plan action means: (a) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (b) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Board shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (c) any and all consents, clearances and approvals in respect of a plan action by any governmental or other regulatory bodies.

3.4 Nonassignability

       Except to the extent otherwise provided in the applicable Plan Agreement, no award or right granted to any person under the Plan shall be assignable or transferable other than by will or by the laws of descent and distribution, and all such awards and rights shall be exercisable during the life of the grantee only by the grantee or the grantee’s legal representative.

3.5 Notification of Election Under Code Section 83(b)

       If any grantee shall, in connection with the acquisition of shares of the Common Stock under the Plan, make the election permitted under section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in section 83(b)), such grantee shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code section 83(b).

3.6 Notification Upon Disqualifying Disposition

       If any grantee shall make any disposition of shares of the Common Stock issued pursuant to the exercise of an incentive stock option under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), such grantee shall notify the Company of such disposition within 10 days thereof.

3.7 Adjustment Upon Changes in Stock

       3.7.1 Shares Available for Grants. In the event of any change in the number of shares of Stock outstanding by reason of any stock dividend or split, reverse stock split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum number of shares of the Common Stock with respect to which the Board may grant awards under Article II hereof, as described in Section 1.5.1, and the individual annual limit described in Section 1.5.2, shall be appropriately adjusted by the Board. In the event of any change in the number of shares of the Common Stock outstanding by reason of any other event or transaction, the Board may, but need not, make such adjustments in the number and class of shares of the Common Stock with respect to which awards: (i) may be granted under Article II hereof and (ii) granted to any one employee of the Company or a subsidiary during any one calendar year, in each case as the Board may deem appropriate, unless such adjustment would cause any award that would otherwise qualify as performance based compensation with respect to a “162(m) covered employee” (as defined in Section 162 of the Code), to cease to so qualify.

       3.7.2 Outstanding Restricted Stock and Restricted Stock Units. Unless the Board in its absolute discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a grantee with respect to a share of restricted stock, the issue date with respect to which occurs prior to such event, but which has not vested as of the date of such event, as a result of any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or otherwise will not vest until such share of restricted stock vests, and shall be promptly deposited with the Company or otherwise treated as was the certificate for the underlying share of restricted stock, pursuant to Section 2.6.3 hereof.

       The Board may, in its absolute discretion, adjust any grant of shares of restricted stock, the issue date with respect to which has not occurred as of the date of the occurrence of any of the following events, or any grant of restricted stock units, to reflect any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as the Board may deem appropriate to prevent the enlargement or dilution of rights of grantees.

       3.7.3 Outstanding Options and Stock Appreciation Rights — Increase or Decrease in Issued Shares Without Consideration. Subject to any required action by the stockholders of the Company, in the event of any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares of Stock or the payment of a stock dividend (but only on the shares of Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Board shall proportionally adjust the number of shares of the Common Stock subject to each outstanding option and stock appreciation right, and the exercise price-per-share of the Common Stock of each such option and stock appreciation right.

          3.7.4 Outstanding Options and Stock Appreciation Rights — Certain Mergers. Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Stock receive securities of another corporation), each option and stock appreciation right outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of the Common Stock subject to such option or stock appreciation right would have received in such merger or consolidation.

       3.7.5 Outstanding Options and Stock Appreciation Rights — Certain Other Transactions. In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of the Common Stock receive securities of another corporation and/or other property, including cash, the Board shall, in its absolute discretion, have the power to:

(i)
cancel, effective immediately prior to the occurrence of such event, each option and stock appreciation right outstanding immediately prior to such event (whether or not then exercisable), and, in full  consideration of such cancellation, pay to the grantee to whom such option or stock appreciation right  was granted an amount in cash, for each share of the Common Stock subject to such option or stock appreciation right, respectively, equal to the excess of (x) the value, as determined by the Board in its absolute discretion, of the property (including cash) received by the holder of a share of the Common Stock as a result of such event over (y) the exercise price of such option or stock appreciation   right;

(ii)
cancel, effective immediately prior to the occurrence of such event, each option and stock appreciation right outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee to whom such option or stock appreciation right was granted, for each share of the Common Stock subject to such option or stock appreciation right, respectively, the property (including cash) received by the holder of a share of the Common Stock as a result of such event; or

(iii)
provide for the exchange of each option and stock appreciation right outstanding immediately prior  to such event (whether or not then exercisable) for an option on or stock appreciation right with respect to, as appropriate, some or all of the property which a holder of the number of shares of the Common Stock subject to such option or stock appreciation right would have received and, incident thereto, make an equitable adjustment as determined by the Board in its absolute discretion in the exercise price of the option or stock appreciation right, or the number of shares or amount of property subject to the option or stock appreciation right or, if appropriate, provide for a cash payment to the grantee to whom such option or stock appreciation right was granted in partial consideration for the exchange of the option or stock appreciation right.

       3.7.6 Outstanding Options and Stock Appreciation Rights — Other Changes. In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to in Sections 3.7.3, 3.7.4 or 3.7.5 hereof, the Board may, in its absolute discretion, make such adjustments in the number and class of shares subject to options and stock appreciation rights outstanding on the date on which such change occurs and in the per-share exercise price of each such option and stock appreciation right as the Board may consider appropriate to prevent dilution or enlargement of rights. In addition, if and to the extent the Board determines it is appropriate, the Board may elect to cancel each option and stock appreciation right outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee to whom such option or stock appreciation right was granted an amount in cash, for each share of the Common Stock subject to such option or stock appreciation right, respectively, equal to the excess of (i) the Fair Market Value of the Common Stock on the date of such cancellation over (ii) the exercise price of such option or stock appreciation right.

       3.7.7 No Other Rights. Except as expressly provided in the Plan, no grantee shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of the Common Stock subject to an award or the exercise price of any option or stock appreciation right. Except as otherwise provided in Section 3.7, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

3.8 Right of Discharge Reserved

       Nothing in the Plan or in any Plan Agreement shall confer upon any grantee the right to continue in the employ of the Company or affect any right which the Company may have to terminate such employment.

3.9 Nature of Payments

       3.9.1 Any and all grants of awards and issuances of shares of the Common Stock under the Plan shall be in consideration of services performed for the Company by the grantee.

       3.9.2 All such grants and issuances shall constitute a special incentive payment to the grantee and shall not be taken into account in computing the amount of salary or compensation of the grantee for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or under any agreement between the Company and the grantee, unless such plan or agreement specifically provides otherwise.

3.10 Non-Uniform Determinations

       The Board’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Board shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Plan agreements, as to (a) the persons to receive awards under the Plan, (b) the terms and provisions of awards under the Plan, and (c) the treatment of leaves of absence pursuant to Section 1.6.4.

3.11 Other Payments or Awards

       Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.12 Section Headings

       The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of the sections.

3.13 Effective Date and Term of Plan

       3.13.1 The Plan was adopted by the Board on January 6, 2012, subject to approval by the Company’s stockholders. All awards under the Plan prior to such stockholder approval are subject in their entirety to such approval. If such approval is not obtained prior to the first anniversary of the date of adoption of the Plan, the Plan and all awards thereunder shall terminate on that date.

       3.13.2 Unless sooner terminated by the Board, the Plan will terminate on the close of business on January 6, 2022, ten years from the original effective date. All awards made under the Plan prior to its termination shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Plan Agreements.

3.14 Governing Law

       All rights and obligations under the Plan shall be construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws.

Exhibit C

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION
OF DYNAMIC VENTURES CORP.

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of Dynamic Ventures Corp., resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of the Corporation, declaring said amendment to  be advisable and calling a meeting of the stockholders of said corporation for consideration thereof.

The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of said corporation be amended by changing the Article thereof numbered "FOURTH" so that, as amended, said Article shall be and read as follows:

“FOURTH:  The amount of the total stock that this corporation is authorized to issue is 200,000,000 shares, par value $0.001 per share, of which 190,000,000 shares shall be designated as common stock and 10,000,000 shall be designated as preferred stock.

The preferred stock of the corporation may be issued by the Board of Directors of the corporation in one or more classes or one or more series within any Series and such classes or series shall have such voting powers, full or limited, or no voting powers, and such designations, preferences, limitations or restrictions as the Board of Directors of the corporation may determine, from time to time.

Shares of stock may be issued from time to time as the Board of Directors shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of  Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this day of 2012.

By:
Authorized Officer
Title:
Name:
Print or Type

C - 1